EXHIBIT 32(a)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, and in connection with the Quarterly Report on Form 10-Q of Acuity Brands, Inc. (the “Corporation”) for the quarter ended May 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chairman, President and Chief Executive Officer of the Corporation, certifies that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Neil M. Ashe
Neil M. Ashe
Chairman, President and Chief Executive Officer
June 27, 2024
[A signed original of this written statement required by Section 906 has been provided to Acuity Brands, Inc., and will be retained by Acuity Brands, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.]